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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2004



                                _________________


                        ADVANCED MARKETING SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-16002                 95-3768341
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                 5880 Oberlin Drive                   92121
                                San Diego, California               (Zip Code)
                      (Address of principal executive offices)


                              ____________________
       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)
                                _________________


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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     A copy of the press release issued by Advanced Marketing Services, Inc., a Delaware corporation, on April 12, 2004, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

     Exhibit No.       Description
     -----------------------------

      99.1 Press Release of Advanced Marketing Services, Inc. issued April 12, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MARKETING SERVICES, INC.



Date:  April 12, 2004                  By: /s/ Charles Tillinghast
                                           -------------------------------------
                                           Charles Tillinghast
                                           President and Chief Executive Officer